Principal Exchange-Traded Funds
Supplement dated March 13, 2020
to the Statutory Prospectus dated November 1, 2019
(as previously supplemented)
This supplement updates information currently in the Statutory Prospectus. Please retain this supplement for future reference.

SUMMARY FOR PRINCIPAL SHAREHOLDER YIELD INDEX ETF
Effective March 23, 2020, under Principal Investment Strategies, delete the last sentence of the second paragraph and replace with the following:
The Index employs a modified yield weighting methodology, weighting securities according to their dividend yields. Final eligible securities receive a maximum weight of 3%, and all excess weight is distributed proportionally across the remaining Index securities.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS
Delete the section for Market Volatility and Securities Issuers and replace with the following:
Market Volatility and Securities Issuers
The value of a fund's portfolio securities may decrease in response to overall stock or bond market movements. Markets tend to move in cycles, with periods of rising prices and periods of falling prices. Stocks tend to go up and down in value more than bonds. Moreover, markets (or certain market sectors) may experience greater volatility in response to the occurrence of natural or man-made disasters and catastrophes, such as acts of terrorism, pandemics, military actions, or political instability. If a fund's investments are concentrated in certain sectors, its performance could be worse than the overall market. Additionally, the value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage, and reduced demand for the issuer’s goods or services. As a result, the value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the value of the market as a whole.

FUND ACCOUNT INFORMATION
Effective March 23, 2020, in the Underlying Indices section, under Nasdaq US Shareholder Yield Index (NQSHYL), delete the last two sentences of the section and replace with the following:
The Index employs a modified yield weighting methodology such that securities in the top two deciles are weighted according to their dividend yields. Each security’s Index market value is rebalanced annually in March to a value corresponding to the modified yield weight. Final eligible securities receive a maximum weight of 3% and all excess weight is distributed proportionally across the remaining index securities.

ADDITIONAL INFORMATION
Effective March 16, 2020, delete the fourth sentence and replace with the following:
The Statement of Additional Information and each Fund’s annual and semiannual reports can be obtained free of charge by writing Principal Exchange Traded Funds, c/o ALPS Distributors, Inc., 1290 Broadway, Suite 1000, Denver, CO 80203.